                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 1, 2001



                        FORTIS BENEFITS INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


           MINNESOTA                    33-63799                 81-0170040
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)



                2323 GRAND BOULEVARD KANSAS CITY, MO 64108-2670
                    (Address of Principal Executive Offices)

                                 (816) 474-2345
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 1, 2001, Fortis, Inc. completed the sale (the "Sale") of its Fortis Financial Group division (the "Division") to The Hartford Financial Services Group ("The Hartford"). The Division includes, among other blocks of business, certain individual life insurance policies (including variable universal life insurance policies) and all annuity contracts (collectively, the "Insurance Contracts") written by Fortis Benefits Insurance Company (the "Company"). Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund (the "Fund").

         To effect the Sale as it relates to the Company, Hartford Life and Annuity Insurance Company ("Hartford Annuity"), an indirect wholly owned subsidiary of The Hartford, reinsured the Insurance Contracts on a 100% coinsurance basis and agreed to administer the Insurance Contracts going forward. The Sale also included Hartford Annuity's purchase of certain real and personal property owned by the Company and used in connection with the Division's business. Also as part of the Sale, Hartford Life and Accident Insurance Company purchased 100% of the outstanding stock of Fortis Advisers, Inc. ("Fortis Advisers"), which is the investment adviser for the Fund. The Sale also included 100% of the outstanding stock of Fortis Investors, Inc., which is a wholly owned subsidiary of Fortis Advisers and acts as principal distributor for the Fund. Fortis and the Company received in connection with the Sale aggregate cash consideration of approximately $1.15 billion from The Hartford and its affiliates.

ITEM 7.  FINANCIAL STATEMENTS

(a)      Financial Statements of Business Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         The following unaudited pro forma financial information of Fortis Benefits Insurance Company is being presented in connection with the Company's Sale of the Division to The Hartford on April 1, 2001.

         The accompanying unaudited pro forma financial statements of the Company for the period ended December 31, 2000 present the financial position and results for the Company as if the Sale and certain transactions and adjustments related to the Sale had occurred as of January 1, 2000. The unaudited pro forma financial information does not purport to represent what the Company's financial position or results of operations actually would have been had the Sale in fact occurred as of the date indicated, or to project the Company's financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that the Company currently believes are reasonable under the circumstances. The unaudited pro forma financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

         The unaudited pro forma financial information is provided for informational purposes only. The Company's financial statements will reflect the actual effects of the Sale in the 10-Q filing for the period ending June 30, 2001. Although the actual Sale results will differ, the unaudited pro forma financial information reflects management's best estimate based on currently available information.

               FORTIS BENEFITS INSURANCE COMPANY AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
      DECEMBER 31, 2000 (IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

                                                             HISTORICAL    ADJUSTMENTS(a)(b)   PRO FORMA
                                                            ------------   ----------------   ------------
                    ASSETS
Investments:
   Fixed maturities, at fair value
     (amortized historical cost 2000 - $2,543,040)          $  2,530,480     $   (158,752)    $  2,371,728
   Equity securities, at fair value
     (historical cost 2000 - $91,164)                             87,912             --             87,912
   Mortgage loans on real estate, less
     allowance for possible losses
     of $11,085                                                  810,616          (93,115)         717,501
   Policy loans                                                  102,308         (102,192)             116
   Short-term investments                                        152,736             --            152,736
   Real estate and other investments                              41,712             --             41,712
                                                            ------------     ------------     ------------
                                                               3,725,764         (354,059)       3,371,705

Cash and cash equivalents                                         13,209           19,299           32,508
                                                                                                        --
                                                                                                        --
                                                                                                        --
Receivables:
   Uncollected premiums                                           66,505             (260)          66,245
   Reinsurance recoverable on unpaid and paid
   losses                                                         64,182        1,077,253        1,141,435
   Other                                                          48,083           (5,934)          42,149
                                                            ------------     ------------     ------------
                                                                 178,770        1,071,059        1,249,829


Accrued investment income (e)                                     52,556           (4,839)          47,717
Deferred policy acquisition costs                                473,761         (433,192)          40,569
Property and equipment at cost, less
   accumulated depreciation                                       20,891          (18,138)           2,753
Federal income tax recoverable (c)                                 7,248             (528)           6,720
Deferred federal income taxes (c)                                 33,825          154,050          187,875
Other assets                                                       1,677             --              1,677
Assets held in separate accounts (f)                           5,184,083             --          5,184,083
                                                            ------------     ------------     ------------
    Total assets                                            $  9,691,784     $    433,652     $ 10,125,436
                                                            ============     ============     ============

POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
   Future policy benefit reserves:
    Traditional and pre-need life insurance                 $  1,170,612     $       --       $  1,170,612
    Interest sensitive and investment products                   970,591             --            970,591
    Accident and health                                        1,007,328             --          1,007,328
                                                            ------------     ------------     ------------
                                                               3,148,531             --          3,148,531

   Unearned revenues                                              33,614             (243)          33,371
   Other policy claims and benefits payable                      240,677           (7,941)         232,736
   Policyholder dividends payable                                  7,438           (7,438)            --
                                                            ------------     ------------     ------------
                                                               3,430,260          (15,622)       3,414,638

   Accrued expenses                                               69,476           (1,061)          68,415
   Current income taxes payable (c)                                 --            161,290          161,290
   Other liabilities                                             181,633             (787)         180,846
   Due to affiliates                                               4,497             --              4,497
   Deferred gain on LTC & FFG sale(d)                             15,919          256,308          272,227
   Liabilities related to separate accounts (f)                5,159,275           24,808        5,184,083
                                                            ------------     ------------     ------------
    Total policy reserves and liabilities                      8,861,060          424,936        9,285,996


Shareholder's equity:
   Common stock, $5 par value:
     authorized, issued and outstanding
     shares - 1,000,000                                            5,000             --              5,000
   Additional paid-in capital                                    468,000             --            468,000
   Retained earnings                                             366,644            8,716          375,360
   Accumulated other comprehensive loss                           (8,920)            --             (8,920)
    Total shareholder's equity                                   830,724            8,716          839,440
                                                            ------------     ------------     ------------

    Total policy reserves and liabilities and
    shareholder's equity                                    $  9,691,784     $    433,652     $ 10,125,436
                                                            ============     ============     ============

See notes to unaudited pro forma combined financial statements.

               FORTIS BENEFITS INSURANCE COMPANY AND SUBSIDIARIES
                  UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
               FOR THE YEAR ENDED DECEMBER 31, 2000 (IN THOUSANDS)

                                                     HISTORICAL      ADJUSTMENTS      PRO FORMA
                                                     -----------     -----------     -----------
Insurance operations:
Traditional life insurance premiums                  $   428,641         (10,267)    $   418,374
Interest sensitive and investment product
     policy charges                                      159,728        (157,408)          2,320
Accident and health insurance premiums                   952,015            --           952,015
                                                     -----------     -----------     -----------
                                                       1,540,384        (167,675)      1,372,709

Net investment income (e)                                279,572         (54,622)        224,950
Net realized (losses) gains on investments               (17,039)          3,662         (13,377)
Other income(d)                                           12,687          17,733          30,420
                                                     -----------     -----------     -----------
   Total revenues                                      1,815,604        (200,902)      1,614,702

Benefits to policyholders:
   Traditional life insurance                            335,022         (10,621)        324,401
   Interest sensitive investment products                 89,062         (83,105)          5,957
   Accident and health claims                            749,945               0         749,945
                                                     -----------     -----------     -----------
                                                       1,174,029         (93,726)      1,080,303

Policyholder dividends                                     2,685          (2,685)              0
Amortization of deferred policy acquisition costs         47,215         (36,055)         11,160
Insurance commissions                                    128,267          (6,566)        121,701
General and administrative expenses                      333,734         (68,697)        265,037
                                                     -----------     -----------     -----------
   Total benefits and expenses                         1,685,930        (207,729)      1,478,201
                                                     -----------     -----------     -----------
Income before federal income taxes                       129,674           6,827         136,501
Federal income taxes (c)                                  41,555          (1,889)         39,666
                                                     -----------     -----------     -----------
Net income                                           $    88,119     $     8,716     $    96,835
                                                     ===========     ===========     ===========

See notes to unaudited pro forma combined financial statements.

               FORTIS BENEFITS INSURANCE COMPANY AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

         (a) Adjustments to the balance sheet, including invested assets, receivables, accrued investment income, deferred acquisition costs, reserves, unearned revenues, policy claims and dividends payable and accrued expenses, along with adjustments to the income statement, are related to the Division sold to The Hartford.

         (b) Adjustments to cash and cash equivalents and property and equipment represent the sale of certain personal and real property to The Hartford.

         (c) Adjustments to deferred federal income taxes and current income taxes payable represent the accrual of federal income tax associated with the Sale.

         (d) Deferred gain on the Sale will be amortized to income as the business runs off. For 2000, the pro forma income statement includes pre-tax amortization of $18,000. An effective tax rate of 35% has been applied and is reflected in the provision for federal income tax.

         (e) Pro forma investment income includes estimated earnings from approximately $500 million of cash proceeds from the Sale (after applicable tax payment).

         (f) Separate accounts business is reinsured under a modified coinsurance agreement with The Hartford.

(c)      Exhibits

         2.1 Asset Purchase Agreement, dated January 25, 2001, by and among Fortis, Inc., Fortis Benefits Insurance Company, Fortis Insurance Company, First Fortis Life Insurance Company, Houston National Life Insurance Company, John Alden Life Insurance Company and Hartford Life, Inc., Hartford Life and Annuity Insurance Company, and Hartford Life Insurance Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FORTIS BENEFITS INSURANCE COMPANY
                                                   (Registrant)



Date:  April 16, 2001                By: /s/ Larry Cains
                                        ----------------------------------
                                            Treasurer
                                        ----------------------------------
                                         (Principal Financial Officer and
                                          Chief Accounting Officer)